UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 3, 2006 (March 1, 2006)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
7100 Commerce Way, Suite 100
Brentwood, Tennessee 37027
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1 FORM OF PERFORMANCE BASED RESTRICTED STOCK AWARD AGREEMENT

ITEM 1.01. Entry into a Material Agreement.
On March 1, 2006, the Board of Directors of Community Health Systems, Inc. (the “Company”) met and approved and ratified the prior actions and recommendations of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) in respect of the compensation arrangements for the Company’s Named Executive Officers. The following arrangements were approved:
Incentive Compensation Payments for 2005 under the 2004 Employee Performance Incentive Plan
The following payments in respect of 2005 incentive compensation targets, under the Company’s 2004 Employee Performance Incentive Plan (the “Cash Incentive Plan”) were approved, the Named Executive Officers having been found to have met or exceeded their performance goals:

2005 Incentive Compensation
Name and Position	Payment
Wayne T. Smith, Chairman, President and Chief Executive Officer	$1,900,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	$900,000

David L. Miller, Senior Vice President, Group Operations	$378,000

Gary D. Newsome, Senior Vice President, Group Operations	$385,000

Michael T. Portacci, Senior Vice President, Group Operations	$385,000
The Compensation Committee has also established performance goals for each of the Named Executive Officers for fiscal year 2006 under the Cash Incentive Plan.
2006 Base Salaries
The following base salary amounts for the Company’s Named Executive Officers were approved. None of our executive officers has a written employment agreement.

Name and Position	2006 Base Salary
Wayne T. Smith, Chairman, President and Chief Executive Officer	$990,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	$625,000

David L. Miller, Senior Vice President, Group Operations	$365,000

Gary D. Newsome, Senior Vice President,	$365,000

Group Operations	$365,000
Michael T. Portacci, Senior Vice President, Group Operations

Option Grants and Restricted Stock Awards
Pursuant to the Company’s Amended and Restated 2000 Stock Option and Award Plan (the “Plan”), the Compensation Committee approved the following equity grants to its Named Executive Officers:

	Non-Qualified Stock	Performance Based
Name and Position	Options	Restricted Shares
Wayne T. Smith, Chairman, President and Chief Executive Officer	100,000	100,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	50,000	65,000

David L. Miller, Senior Vice President, Group Operations	20,000	30,000

Gary D. Newsome, Senior Vice President, Group Operations	20,000	30,000

Michael T. Portacci, Senior Vice President, Group Operations	20,000	30,000

All other executive officers as a group (only 30,000 of the restricted shares awarded were performance based, the balance, 60,000 shares, were granted with 3-year time vesting restrictions only)	65,000	90,000
Form of Performance Based Restricted Stock Award Agreement
On February 28, 2006, the Compensation Committee approved a form of Performance Based Restricted Stock Award Agreement (the “Form Agreement”) to be utilized for performance based restricted stock awards made under the Plan. As approved by the Compensation Committee and as provided in the Form Agreement, there is a performance objective that must be met, and then once met, the award is subject to further vesting requirements. Generally, the performance objective is the Company’s attainment for calendar year 2006 of seventy-five percent (75%) or more of the low end of the range of projected earnings per share from continuing operations, as stated in the Company’s earnings release filed with the Securities and Exchange Commission on Form 8-K on February 22, 2006. If the performance objective is not attained, the awards will be forfeited in their entirety. Once the performance objective has been attained, restrictions will lapse in one-third (1/3) increments on each of the first three anniversaries of the award date. Notwithstanding the performance objectives and the vesting requirements set forth in the Form Agreement, the restrictions will lapse earlier in the event of the death, disability or retirement of the grantee, or in the event of a change in control of the Company.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Form of Performance Based Restricted Stock Award Agreement (Most Highly Compensated Executive Officers)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2005	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director
(principal executive officer)